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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the incorporation of our reports included in, or incorporated by reference to, this Form 10-K into the Company's previously filed Registration Statements, File Nos. 33-52033, 33-35870, 33-35871, and 33-53482.



                                                           ARTHUR ANDERSEN & CO.


Chicago, Illinois
March 30, 1994